	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2002-4

	Distribution Number	24
	Beginning Date of Collection Period	01-Oct-04
	End Date of Collection Period	31-Oct-04
	Payment Date	22-Nov-04
	Previous Payment Date	20-Oct-04

	Funds Reconciliation
	Available Funds for Payment including Skip-A-Pay and excluding Premium Amount
	Available Payment Amount	17,474,089.46
	Principal Collections	15,075,597.39
	Interest Collections (net of servicing fee)	2,398,492.07
	Collections of Interest (net of servicing fee and principal recoveries)	2,384,462.07
	Servicing Fee	133,568.68
	Principal recoveries	14,030.00
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00
	Insured Amounts, if any	0.00

	Payments	17,570,818.14
	Interest Paid to Notes	532,445.83
	Principal Paid to Notes	15,486,934.16
	Servicing Fee	133,568.68
	Ownership Interest	1,417,869.47

	Pool Balance
	Beginning Pool Balance	320,564,821.61
	Principal Collections (including repurchases)	15,075,597.39
	Charge Off Amount	(411,336.77)
	Ending Pool Balance	305,077,887.45

	Collateral Performance
	Cash Yield (% of beginning balance)	9.43%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.49%
	Net Yield	7.94%
	Cumulative Realized Losses	(5,615,039.08)
	Cumulative Loss Percentage	0.65%

	Delinquent Home Equity Loans
	One Payment principal balance of Home Equity Loans	7,584,519.99
	One Payment number of Home Equity Loans	71
	Two Payments principal balance of Home Equity Loans	2,453,633.02
	Two Payments number of Home Equity Loans	26
	Three Payments + principal balance of Home Equity Loans	10,983,850.43
	Three Payments + number of Home Equity Loans	126
	Three Payment Plus Delinquency Percentage	3.60%
	Three Payment Plus Rolling Average	3.74%

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	3,572
	Number of Home Equity Loans outstanding (Ending of Collection Period)	3,435
	Principal balance of REO as of the end of the collection period	3,121,035.47
	Number of loans that went into REO during the collection period	4
	Principal balance of loans that went into REO during the collection period	353,867.50

	Overcollateralization
	Begin Overcollateralization Amount	84,446,938.45
	Overcollateralization Release Amount	0.00
	Distributable Excess Cashflow	411,336.77
	Additional Principal Reduction Amount	(411,336.77)
	End Overcollateralization Amount	84,446,938.45

	Target Overcollateralization Amount	84,446,938.45
	Interim Overcollateralization Amount	84,035,601.68
	Interim Overcollateralization Deficiency	411,336.77

	Excess Cashflow	1,829,206.24

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Balance as Percent of Total Original Note Principal Amount	26.06%

	Note Principal Amount Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	18.921123
	2. Principal Distribution per $1,000	18.292231
	3. Interest Distribution per $1,000	0.628893

	B. Calculation of Interest Due & Paid
	1. 1 month LIBOR	1.91000%
	2. Formula Rate (1-mo. Libor plus 55 bps)	2.46000%
	3. Available Funds Cap	10.84029%
	4. Note Rate	2.46000%
	5. Days in Accrual Period	33

	6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due
	7. Current Interest and Interest Carry forward Amount paid	532,445.83
	8. Supplemental Interest Amount paid	0.00

	9. Unpaid Interest Carry Forward Amount	0.00
	10. Unpaid Supplemental Interest Amount	0.00

	C. Calculation of Note Principal Amount
	1. Note Principal Amount, prior to payments	236,117,883.16
	2. Principal Payment Amount paid	15,075,597.39
	3. Distributable Excess Cashflow paid	411,336.77
	4. Note Principal Amount, after payments	220,630,949.00

	5. Note Principal Amount as a % of the Original Note Principal Amount, after payments
	6. Note Principal Amount as a % of the Pool Balance, after payments	0.7231955

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-4

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of November 14, 2002 (the "Sale and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-2, the Trust, Household Finance Corporation, the Master Servicer and JPMorgan Chase Bank
(as successor to Bank One, National Association) as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sale and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Master Servicer under the Sale and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on November 22, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Master Servicer has performed in all material respects all its obligations
	under the Sale and Servicing Agreement through the Collection Period
	preceding such Payment Date and that, except as may be noted on the
	Servicing Certificate related to a Trigger Event, no Master Servicer Termination
	has occurred since the prior Determination Date

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 19th day of November, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer